UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 28, 2013

(Date of Report: Date of earliest event reported)

NU-MED PLUS, INC.

(Exact name of registrant as specified in its charter)

Utah

     000-54808

        45-3672530

(State or other jurisdiction

(Commission File Number)

 (IRS Employer ID No.)

                       of incorporation)

455 East 500 South, Suite 205, Salt Lake City, Utah 84111

 (Address of principal executive office) (Zip Code)

Registrant's telephone number, including area code: (801) 746-3570

__________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “believes,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On October 28, 2013,  NU-MED PLUS, INC., a Utah corporation (the “Company”) entered into a stock purchase agreement for the sale of up to four hundred thirty three thousand three hundred thirty three (433,333) shares of the Company’s common stock at a purchase price of thirty cents ($0.30) per share.  The sale is structured as the conversion of a promissory note between the Company and the purchaser and the payment of eighty thousand dollars ($80,000) for a total payment of one hundred and thirty thousand dollars ($130,000).  The sale was to one accredited investor and the Company relied on the exemptions from the registration provisions of the Securities Act provided under Section 4(2) of the Securities Act and Regulation D, Rule 506.  As part of the terms of the sale, the purchaser agreed to convert a promissory note in the principal amount of $50,000 between the Company and the purchaser into shares of the Company’s common stock at the thirty cents ($0.30) purchase price.  As a result of the conversion of the promissory note, the Company issued 166,667 shares of common stock for the conversion of the promissory note.  The balance of the purchase price, after subtracting out the conversion of the promissory note, of eighty thousand dollars ($80,000) is to be paid over four monthly installments with the first monthly installment due on November 5, 2013. Proceeds of the sale will be used to fund general working capital needs of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Table #

Title of Document

Location

10.1

Stock Purchase Agreement

This Filing

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

NU-MED PLUS, INC.

By: /s/ Jeffrey L. Robins

Date: October 30, 2013

      Jeffrey L. Robins, CEO